UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2006
                                (March 10, 2006)

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     814-00063                 13-2949462
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                      Suite 1601, Buliding A, Jinshan Tower
                   No. 8, Shan Xi Road Nanjing, Jiangsu, China

                           --------------------------
                    (Address of principal executive offices)

                                86 (25) 8320 5758

                      -------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL  DEFINITIVE  AGREEMENT;  ITEM 3.02  UNREGISTERED
SALES OF EQUITY SECURITIES.


On March 10, 2006, the registrant issued 6,831,863 shares of its common stock ("Shares") at a price of $1.01 per share and a warrant to purchase 6,831,864 Shares at an exercise price of $1.26 a share for a period of 4 years ("Warrant") against gross cash proceeds of $6,900,000 pursuant to a Securities Purchase Agreement ("Purchase Agreement") filed herein as exhibit 4.1 entered between the registrant and certain investors ("Investors") on March 10, 2006. Under the Purchase Agreement the registrant has agreed not to issue Shares or securities convertible or exchangeable into Shares at a price equal to or lower than $1.01 per share and not issue any Warrants or securities that are exercisable into Shares at a price lower than $1.26 per share. The terms and conditions of the Warrants issued are found in exhibit 4.3 herein. The registrant has agreed to file a registration statement with the SEC covering the Shares and Shares underlying the Warrants, within 65 days from this closing and obtain effectiveness of such registration statement within 170 days from closing. In case the registrant does not meet the filing deadlines listed above the registrant will pay a penalty of 1% of the aggregate investment made by Investors and on each monthly anniversary of such default an amount equal to 1.5% of the aggregate investment amount of Investors, respectively. The registrant will not be liable for liquidated damages for the Warrants under the Registration Rights Agreement filed herein as exhibit 4.2.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

4.1      Form of Securities Purchase Agreement
4.2      Form of Registration Rights Agreement
4.3      Form of Common Stock Purchase Warrant
99.1     Press Release issued March 14, 2006












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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         China Biopharmaceuticals Holdings, Inc.

                                                                By: /s/ MAO Peng
                                                      --------------------------
                                                                  Name: MAO Peng
                                                             Title: Chairman and
                                                         Chief Executive Officer

Dated:  March 14, 2006